Filed Pursuant to Rule 497(e)
Series Portfolios Trust Registration No. 333-206240

May 10, 2017

OAKHURST STRATEGIC DEFINED RISK FUND

Institutional Class	OASDX
Advisor Class	(not available for purchase)

A Series of Series Portfolios Trust

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated August 1, 2016

The Oakhurst Strategic Defined Risk Fund (the “Fund”) currently offers Institutional Class shares of the Fund only. Advisor Class shares of the Fund are not offered for sale at this time.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.